EMPLOYMENT AGREEMENT

         This Employment  Agreement  (this  "Agreement") is made as of September
                                             ---------
30, 1999 by ACI Telecommunications Financial Services Corporation, a Delaware corporation (the "Employer"), and Joseph R. Simrell, an individual resident in
                  --------
Coto de Caza, California (the "Executive").
                               ---------

                                    RECITALS

         The Employer desires to employ the Executive, and the Executive wishes to accept such employment, upon the terms and conditions set forth in this Agreement.

         For the purposes of this Agreement, the terms defined in Section 8 of this Agreement have the meanings specified or referred to in such Section 8.

                                    AGREEMENT

         The parties, intending to be legally bound, agree as follows:

1.       EMPLOYMENT TERMS AND DUTIES

1.1      EMPLOYMENT

         The Employer hereby employs the Executive, and the Executive hereby accepts employment by the Employer, upon the terms and conditions set forth in this Agreement.

1.2      TERM

         Subject to the provisions of Section 5, the term of the Executive's employment under this Agreement will be two years, beginning on the Effective Date and ending on the second anniversary of the Effective Date.

1.3      DUTIES

         The Executive will have such duties as are assigned or delegated to the Executive by the Board of Directors or Chief Executive Officer, and will initially serve as Chief Financial Officer and Vice President of Finance and Administration of the Employer. The Executive will devote his entire business time, attention, skill, and energy to the business of the Employer, will use his best efforts to promote the success of the Employer's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Employer. Nothing in this Section 1.3, however, will prevent the Executive from engaging in additional activities in connection with personal investments and community affairs that are not inconsistent with the Executive's duties under this Agreement. If the Executive is elected as a director of the Employer or as a director or officer of any of its affiliates, the Executive will fulfill his duties as such director or officer without additional compensation.

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2.       COMPENSATION

2.1      BASIC COMPENSATION

         (a) SALARY. The Executive will be paid an annual salary of $120,000, subject to adjustment as provided below (the "Salary"), which will be payable in
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equal  periodic  installments  according  to the  Employer's  customary  payroll practices, but no less frequently than monthly. The Salary will be reviewed by the Board of Directors or Chief Executive Officer not less frequently than annually, and may be adjusted upward or downward in the sole discretion of the Board of Directors or Chief Executive Officer, but in no event will the Salary be less than $120,000 per year.

         (b) BENEFITS. The Executive will, during the Employment Period, be permitted to participate in such stock option, restricted stock, pension, profit sharing, bonus, life insurance, hospitalization, major medical, and other employee benefit plans of the Employer that may be in effect from time to time, to the extent the Executive is eligible under the terms of those plans (collectively, the "Benefits"). The Benefits shall include life insurance on the
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Executive's life in an amount not less than the Executive's Salary.

2.2      INCENTIVE COMPENSATION.

         As  additional  compensation  (the  "Incentive  Compensation")  for the
                                              -----------------------
services to be rendered by the Executive pursuant to this Agreement, the Employer will pay the Executive with respect to each Fiscal Year during the Employment Period, commencing on or after September 30, 1999, an amount equal to fifty percent (50%) of the Employee's Salary if, and only if, Employer meets or exceeds the performance goals established by the Board of Directors. Such performance goals will be established by the Board of Directors within 60 days from the beginning of each Fiscal Year and will be communicated to the Executive in writing within 30 days of being so established.

3.       FACILITIES AND EXPENSES

         The Employer will furnish the Executive office space, equipment, supplies, and such other facilities and personnel as the Employer deems necessary or appropriate for the performance of the Executive's duties under this Agreement. The Employer will pay the Executive's dues in such professional societies and organizations as the Chief Executive Officer deems appropriate, and will pay on behalf of the Executive (or reimburse the Executive for) reasonable expenses incurred by the Executive at the request of, or on behalf of, the Employer in the performance of the Executive's duties pursuant to this Agreement, and in accordance with the Employer's employment policies, including reasonable expenses incurred by the Executive in attending conventions, seminars, and other business meetings, in appropriate business entertainment activities, and for promotional expenses. The Executive must file expense reports with respect to such expenses in accordance with the Employer's policies.

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4.       VACATIONS AND HOLIDAYS

         The Executive will be entitled to four weeks' paid vacation each calendar year in accordance with the vacation policies of the Employer in effect for its executive officers from time to time. Vacation must be taken by the Executive at such time or times as approved by the Chief Executive Officer. The Executive will also be entitled to the paid holidays set forth in the Employer's policies. Two weeks of vacation days that are not used by the Executive during any such calendar year may be used in the next calendar year.

5.       TERMINATION

5.1      EVENTS OF TERMINATION

          The Employment Period, the Executive's Basic Compensation and Incentive Compensation, and any and all other rights of the Executive under this Agreement or otherwise as an employee of the Employer will terminate (except as otherwise provided in this Section 5):

                  (i) upon the death of the Executive;

                  (ii) upon the disability of the Executive (as defined in Section 5.2) immediately upon notice from either party to the other;

                  (iii) for cause (as defined in Section 5.3), immediately upon notice from the Employer to the Executive, or at such later time as such notice may specify; or

                  (iv) for good reason (as defined in Section 5.4) upon not less than thirty days' prior notice from the Executive to the Employer.

5.2      DEFINITION OF DISABILITY

         For purposes of Section 5.1, the Executive will be deemed to have a "disability" if, for physical or mental reasons, the Executive is unable to perform the essential functions of the Executive's duties under this Agreement for 120 consecutive days, or 180 days during any twelve-month period, as determined in accordance with this Section 5.2.

5.3      DEFINITION OF "FOR CAUSE"

         For purposes of Section 5.1, the phrase "for cause" means: (a) the Executive's breach of this Agreement; (b) the Executive's failure to adhere to any written Employer policy if the Executive has been given a reasonable opportunity to comply with such policy or cure his failure to comply (which reasonable opportunity must be granted during the ten-day period preceding termination of this Agreement); (c) the Executive's failure to perform (other than by reason of Disability), or gross negligence or willful misconduct in the performance of, his duties and responsibilities to the Employer, such duties and responsibilities not to be unreasonably imposed; (d) the Executive's intentional failure to comply with any instructions of the Board of Directors or its Chief Executive Officer, such instructions not to be unreasonably imposed;

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(e) the  appropriation  (or  attempted  appropriation)  of a  material  business opportunity of the Employer, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Employer; (f) the misappropriation (or attempted misappropriation) of any of the Employer's funds or property; or (g) the conviction of, or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment.

5.4      DEFINITION OF "FOR GOOD REASON"

         For purposes of Section 5.1, the phrase "for good reason" means any of the following: (a) The Employer's material breach of this Agreement; (b) the assignment of the Executive without his consent to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than his position, responsibilities, or duties at the Effective Date; or (c) the requirement by the Employer that the Executive relocate Executive's personal residence outside the metropolitan Orange County, California, area.

5.5      TERMINATION PAY

         Effective upon the termination of this Agreement, the Employer will be obligated to pay the Executive (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this
Section 5.5, and in lieu of all other amounts and in settlement and complete release of all claims the Executive may have against the Employer. For purposes of this Section 5.5, the Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as the Executive may designate by notice to the Employer from time to time or, if the Executive fails to give notice to the Employer of such a beneficiary, the Executive's estate. Notwithstanding the preceding sentence, the Employer will have no duty, in any circumstances, to attempt to open an estate on behalf of the Executive, to determine whether any beneficiary designated by the Executive is alive or to ascertain the address of any such beneficiary, to determine the existence of any trust, to determine whether any person or entity purporting to act as the Executive's personal representative (or the trustee of a trust established by the Executive) is duly authorized to act in that capacity, or to locate or attempt to locate any beneficiary, personal representative, or trustee.

         (a) TERMINATION BY THE EXECUTIVE FOR GOOD REASON. If the Executive terminates this Agreement for good reason, the Employer will pay the Executive
(i) the Executive's Salary for the remainder, if any, of the calendar month in which such termination is effective and for twelve consecutive calendar months thereafter, and (ii) that portion of the Executive's Incentive Compensation, if any, for the Fiscal Year during which the termination is effective, prorated through the date of termination. Notwithstanding the preceding sentence, if the Executive obtains other employment prior to the end of the six months following the month in which the termination is effective, he must promptly give notice thereof to the Employer, and the Salary payments under this Agreement for any period after the Executive obtains other employment will be reduced by the amount of the cash compensation received and to be received by the Executive from the Executive's other employment for services performed during such period.

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         (b) TERMINATION BY THE EMPLOYER FOR CAUSE.  If the Employer  terminates this Agreement for cause, the Executive will be entitled to receive his Salary only through the date such termination is effective, but will not be entitled to any Incentive Compensation for the Fiscal Year during which such termination occurs or any subsequent Fiscal Year.

         (c) TERMINATION UPON DISABILITY. If this Agreement is terminated by either party as a result of the Executive's disability, as determined under
Section 5.2, the Employer will pay the Executive his Salary through the remainder of the calendar month during which such termination is effective and for the lesser of (i) three consecutive months thereafter, or (ii) the period until disability insurance benefits commence under the disability insurance coverage furnished by the Employer to the Executive.

         (d) TERMINATION UPON DEATH. If this Agreement is terminated because of the Executive's death, the Executive will be entitled to receive his Salary through the end of the calendar month in which his death occurs, and that part of the Executive's Incentive Compensation, if any, for the Fiscal Year during which his death occurs, prorated through the end of the calendar month during which his death occurs.

         (e) BENEFITS. If the Executive's employment hereunder is terminated for Good Reason, the Executive will be entitled to continued medical insurance coverage for the Executive and the Executive's dependants on the same terms, including general premium increases, for the period from the date of termination until the Executive obtains other employment, or for a period of one year from the date of termination, whichever is less. In all other events, the Executive's accrual of, or participation in plans providing for, the Benefits will cease at the effective date of the termination of this Agreement, and the Executive will be entitled to accrued Benefits pursuant to such plans only as provided in such plans.

60       NON-DISCLOSURE COVENANT; EMPLOYEE INVENTIONS

6.1      ACKNOWLEDGMENTS BY THE EXECUTIVE

         The Executive acknowledges that (a) during the Employment Period and as a part of his employment, the Executive will be afforded access to Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on the Employer and its business; (c) because the Executive possesses substantial technical expertise and skill with respect to the Employer's business, the Employer desires to obtain exclusive ownership of each Employee Invention, and the Employer will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Employee Invention; and (d) the provisions of this Section 6 are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide the Employer with exclusive ownership of all Employee Inventions.

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6.2      AGREEMENTS OF THE EXECUTIVE

         In consideration of the compensation and benefits to be paid or provided to the Executive by the Employer under this Agreement, the Executive covenants as follows:

         (a)      CONFIDENTIALITY.

                  (1) During and following the Employment Period, the Executive will hold in confidence the Confidential Information and will not disclose it to any person except with the specific prior written consent of the Employer or except as otherwise expressly permitted by the terms of this Agreement.

                  (2) Any trade secrets of the Employer will be entitled to all of the protections and benefits under applicable state trade secret and any other applicable law. If any information that the Employer deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. The Executive hereby waives any requirement that the Employer submit proof of the economic value of any trade secret or post a bond or other security.

                  (3) None of the foregoing obligations and restrictions applies to any part of the Confidential Information that the Executive demonstrates was or became generally available to the public other than as a result of a disclosure by the Executive.

                  (4) The Executive will not remove from the Employer's premises (except to the extent such removal is for purposes of the performance of the Executive's duties at home or while traveling, or except as otherwise specifically authorized by the Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). The Executive recognizes that, as between the Employer and the Executive, all of the Proprietary Items, whether or not developed by the Executive, are the exclusive property of the Employer. Upon termination of this Agreement by either party, or upon the request of the Employer during the Employment Period, the Executive will return to the Employer all of the Proprietary Items in the Executive's possession or subject to the Executive's control, and the Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

         (b) EMPLOYEE INVENTIONS. Each Employee Invention will belong exclusively to the Employer. The Executive acknowledges that all of the Executive's writing, works of authorship, and other Employee Inventions are works made for hire and the property of the Employer, including any copyrights, patents, semiconductor mask protection, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, the Executive hereby assigns to the Employer all of the Executive's right, title, and interest, including all rights of copyright, patent, semiconductor mask protection, and other intellectual property rights, to or in such Employee Inventions. The Executive covenants that he will promptly:

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                  (1)   disclose  to  the   Employer  in  writing  any  Employee
         Invention;

                  (2) assign to the Employer or to a party designated by the Employer, at the Employer's request and without additional compensation, all of the Executive's right to the Employee Invention for the United States and all foreign jurisdictions;

                  (3) execute and deliver to the Employer such applications, assignments, and other documents as the Employer may request in order to apply for and obtain patents or other registrations with respect to any Employee Invention in the United States and any foreign jurisdictions;

                  (4) sign all other papers necessary to carry out the above obligations; and

                  (5) give testimony and render any other assistance (but without expense to the Executive) in support of the Employer's rights to any Employee Invention.

This Agreement shall not apply to any invention which qualifies fully under the provisions of Section 2870 of the California Labor Code, which includes inventions developed entirely on Executive's own time without using the Employer's equipment, supplies, facilities or trade secret information, except for those ideas and inventions that either; (i) relate, at the time of conception or reduction to practice of the invention, to the Employer's business, or actual or demonstrably anticipated research or development of the Employer, or (ii) result from any work performed by the Executive for the Employer.

6.3      DISPUTES OR CONTROVERSIES

         The Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. All pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by the Employer, the Executive, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.

70       NON-COMPETITION AND NON-INTERFERENCE

7.1      ACKNOWLEDGMENTS BY THE EXECUTIVE

         The Executive acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary, and intellectual character; (b) the Employer's business is national in scope and its products are marketed throughout the United States; (c) the Employer competes with other businesses that are or could be located in any part of the United States; and (d) the provisions of this Section 7 are reasonable and necessary to protect the Employer's business.

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7.2      COVENANTS OF THE EXECUTIVE

         In consideration of the acknowledgments by the Executive, and in consideration of the compensation and benefits to be paid or provided to the Executive by the Employer, the Executive covenants that he will not, directly or indirectly:

                  (a) during the Employment Period, except in the course of his employment hereunder, and during the Post-Employment Period, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend the Executive's name or any similar name to, lend Executive's credit to or render services or advice to, any business whose products or activities compete in whole or in part with the products or activities of the Employer anywhere within the United States; provided, however, that the Executive may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

                  (b) whether for the Executive's own account or for the account of any other person, at any time during the Employment Period and the Post-Employment Period, solicit business of the same or similar type being carried on by the Employer, from any person known by the Executive to be a customer of the Employer, whether or not the Executive had personal contact with such person during and by reason of the Executive's employment with the Employer;

                  (c) whether for the Executive's own account or the account of any other person (i) at any time during the Employment Period and the Post-Employment Period, solicit, employ, or otherwise engage as an employee, independent contractor, or otherwise, any person who is or was an employee of the Employer at any time during the Employment Period or in any manner induce or attempt to induce any employee of the Employer to terminate his employment with the Employer; or (ii) at any time during the Employment Period and the Post-Employment Period, interfere with the Employer's relationship with any person, including any person who at any time during the Employment Period was an employee, contractor, supplier, or customer of the Employer; or

                  (d) at any time during or after the Employment Period, disparage the Employer or any of its shareholders, directors, officers, employees, or agents.

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         The  foregoing  notwithstanding,  the  Executive  may provide  software consulting services to any business entity that is not a customer of or in competition with the Employer.

         If the  Executive  breaches  any of the  terms and  provisions  of this
Section 7.2, the Employer may, in addition to any other remedies that the Employer may have for any such breach, immediately terminate the payment of any benefits then being paid to the Executive during the Post-Employment Period.

         For purposes of this Section 7.2, the term "Post-Employment Period" means the one-year period beginning on the date of termination of the Executive's employment with the Employer.

         If any covenant in this Section 7.2 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against the Executive.

         The period of time applicable to any covenant in this Section 7.2 will be extended by the duration of any violation by the Executive of such covenant.

         The Executive will, while the covenant under this Section 7.2 is in effect, give notice to the Employer, within ten days after accepting any other employment, of the identity of the Executive's employer. The Employer may notify such employer that the Executive is bound by this Agreement and, at the Employer's election, furnish such employer with a copy of this Agreement or relevant portions thereof.

         The terms and provisions of this Section 7.2 shall not be applicable to the Executive if the Executive terminates this Agreement for good reason.

80       DEFINITIONS

         For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 8.

         "AGREEMENT"--this Employment Agreement.

         "BASIC COMPENSATION"--Salary and Benefits.

         "BENEFITS"--as defined in Section 2.1(b).

         "BOARD OF DIRECTORS"--the board of directors of the Employer.

         "CONFIDENTIAL INFORMATION"--any and all:


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                  (a) trade secrets  concerning  the business and affairs of the
         Employer,   product   specifications,    data,   know-how,    formulae,
         compositions,   processes,  designs,  sketches,  photographs,   graphs,
         drawings,  samples,  inventions and ideas, past,  current,  and planned
         research  and  development,   current  and  planned   manufacturing  or
         distribution  methods  and  processes,   customer  lists,  current  and
         anticipated  customer   requirements,   price  lists,  market  studies,
         business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures, and architectures (and related formulae, compositions, processes, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information, and any other information, however documented, that is a trade secret within the meaning of applicable state trade secret law; and

                  (b) information concerning the business and affairs of the Employer (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials), however documented; and

                  (c) notes, analysis, compilations, studies, summaries, and other material prepared by or for the Employer containing or based, in whole or in part, on any information included in the foregoing.

         "DISABILITY"--as defined in Section 5.2.

         "EFFECTIVE DATE"--the date stated in the first paragraph of the Agreement.

         "EMPLOYEE INVENTION"--any idea, invention, technique, modification, process, or improvement (whether patentable or not), any industrial design (whether registerable or not), any mask work, however fixed or encoded, that is suitable to be fixed, embedded or programmed in a semiconductor product (whether recordable or not), and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by the Executive, either solely or in conjunction with others, during the Employment Period, or a period that includes a portion of the Employment Period, that relates in any way to, or is useful in any manner in, the business then being conducted or proposed to be conducted by the Employer, and any such item created by the Executive, either solely or in conjunction with others, following termination of the Executive's employment with the Employer, that is based upon or uses Confidential Information.

         "EMPLOYMENT PERIOD"--the term of the Executive's employment under this Agreement.

         "FISCAL YEAR"--the Employer's fiscal year, as it exists on the Effective Date or as changed from time to time.

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
         "FOR CAUSE"--as defined in Section 5.3.

         "FOR GOOD REASON"--as defined in Section 5.4.

         "INCENTIVE COMPENSATION"--as defined in Section 2.2.

         "NONCOMPETITION AGREEMENT"--as defined in Section 5.3.

         "PERSON"--any   individual,   corporation   (including  any  non-profit
corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.

         "POST-EMPLOYMENT PERIOD"--as defined in Section 7.2.

         "PROPRIETARY ITEMS"--as defined in Section 6.2(a)(4).

         "SALARY"--as defined in Section 2.1(a).

90       GENERAL PROVISIONS

9.1      INJUNCTIVE RELIEF AND ADDITIONAL REMEDY

         The Executive acknowledges that the injury that would be suffered by the Employer as a result of a breach of the provisions of this Agreement (including any provision of Sections 6 and 7) would be irreparable and that an award of monetary damages to the Employer for such a breach would be an inadequate remedy. Consequently, the Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Employer will not be obligated to post bond or other security in seeking such relief. Without limiting the Employer's rights under this Section 9 or any other remedies of the Employer, if the Executive breaches any of the provisions of Section 6 or 7, the Employer will have the right to cease making any payments otherwise due to the Executive under this Agreement.

9.2      COVENANTS OF SECTIONS 6 AND 7 ARE ESSENTIAL AND INDEPENDENT COVENANTS

         The covenants by the Executive in Sections 6 and 7 are essential elements of this Agreement, and without the Executive's agreement to comply with such covenants, the Employer would not have entered into this Agreement or employed the Executive. The Employer and the Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Employer.

         The Executive's covenants in Sections 6 and 7 are independent covenants and the existence of any claim by the Executive against the Employer under this Agreement or otherwise will not excuse the Executive's breach of any covenant in
Section 6 or 7.

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
         If the Executive's employment hereunder expires or is terminated, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of the Executive in Sections 6 and 7.

9.3      REPRESENTATIONS AND WARRANTIES BY THE EXECUTIVE

         The Executive represents and warrants to the Employer that the execution and delivery by the Executive of this Agreement do not, and the performance by the Executive of the Executive's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.

9.4      OBLIGATIONS CONTINGENT ON PERFORMANCE

         The obligations of the Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Executive's performance of the Executive's obligations hereunder.

9.5      WAIVER

         The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

9.6      BINDING EFFECT; DELEGATION OF DUTIES PROHIBITED

         This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which the Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of the Executive under this Agreement, being personal, may not be delegated.

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
9.7      NOTICES

         All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nation-ally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

                  If to Executive:

                  Joseph R. Simrell
                  c/o Chief Executive Officer
                  Avery Communications, Inc.
                  18881 Von Karman Ave., Suite 400
                  Irvine, California  92612
                  Facsimile No.:  (949) 221-8501

                  If to the Employer:

                  ACI Telecommunications Financial Services Corporation 190 South LaSalle Street, Suite 1710
                  Chicago, Illinois   60603
                  Attention:  Patrick J. Haynes, III
                  Facsimile No.:  (312) 419-0172

9.8      ENTIRE AGREEMENT; AMENDMENTS

         This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

9.9      ARBITRATION OF DISPUTES

         Except with respect to any application for injunctive relief arising out of Sections 6 or 7 hereof, any controversy or claim arising out of or relating to this Agreement, or the breach hereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its commercial arbitration rules and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitration proceedings shall be conducted before a sole, neutral arbitrator, who shall be a member of the Bar of the State of Illinois, actively engaged in the practice of law for at least ten years. The arbitration proceedings shall be conducted in Chicago, Illinois. Limited civil discovery shall be permitted for the production of documents and taking of depositions. All discovery shall

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
be governed by the Federal rules of Civil Procedure. All issues regarding conformation with discovery requests shall be decided by the arbitrator. Any provisional remedy that would be available from a court of law shall be available from the arbitrator to the parties to this Agreement pending arbitration. The award of the arbitrators need not be accompanied by a reasoned opinion. Neither party nor the arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties. The arbitrator shall award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees. "Costs and fees" means all reasonable pre-award expenses of an arbitration, including the arbitrators' fees, administrative fees, travel expenses, out-of-pocket expenses such as copying, telephone, court costs, witness fees, and attorneys fees.

9.10     SECTION HEADINGS; CONSTRUCTION

         The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

9.11     SEVERABILITY

         If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

9.12     COUNTERPARTS

         This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]

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
         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.


                                                EXECUTIVE:


                                                ________________________________
                                                Joseph R. Simrell


                                                EMPLOYER:

                                                ACI TELECOMMUNICATIONS FINANCIAL
                                                SERVICES CORPORATION,
                                                a Delaware corporation


                                                By:
                                                   -----------------------------
                                                Name:
                                                      --------------------------
                                                Title:
                                                      --------------------------

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